Exhibit 99.1


                      Certification Pursuant to 18 U.S.C.
            Section 1350, as Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002


F. Dale Markham, being both the Chief Executive Officer and Chief Financial Officer of Healthcare Investors of America, Inc., hereby certifies as of this 6th day of August, 2002, that the Form 10-Q for the Quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Healthcare Investors of America, Inc.



Date:    August 6, 2002          /s/ F. DALE MARKHAM
                                     -------------------------------------------
                                     F. Dale Markham
                                     Chief Executive Officer and
                                     Chief Financial Financial